UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

CNL Healthcare Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01	Financial Statements and Exhibits

On August 31, 2012, CNL Healthcare Trust, Inc. (the “Company”) filed a Form 8-K disclosing its acquisition of three senior housing facilities (the “Properties”) through a joint venture with GCI Development, LLC, an affiliate of HR Green, Inc.

The Form 8-K is hereby amended to include the required financial information.

(a)	Financial Statements of Businesses Acquired

Vinton, IA Assisted Living Facility, L.L.C., Webster City, IA Assisted Living Facility, L.L.C., Nevada, IA Assisted Living Facility, LLC

Unaudited combined financial statements as of June 30, 2012 and December 31, 2011 and for the six months ended June 30, 2012 and 2011

Combined Balance Sheets

Combined Statements of Operations

Combined Statements of Members’ Equity

Combined Statements of Cash Flows

Notes to Combined Financial Statements

Combined Financial Statements as of December 31, 2011 and for the year ended December 31, 2011

Independent Auditors’ Report

Combined Balance Sheet

Combined Statement of Operations

Combined Statement of Members’ Equity

Combined Statement of Cash Flows

Notes to Combined Financial Statements

(b)	Pro Forma Financial Information

CNL Healthcare Trust, Inc.

Unaudited Pro Forma Consolidated Financial Information:

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011

Notes to Unaudited Pro Forma Consolidated Financial Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2012	CNL HEALTHCARE TRUST, INC.

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO FINANCIAL STATEMENTS

Page
Vinton, IA Assisted Living Facility, L.L.C., Webster City, IA Assisted Living Facility, L.L.C., Nevada, IA Assisted Living Facility, LLC

Unaudited combined financial statements as of June 30, 2012 and December 31, 2011 and for the six months ended June 30, 2012 and 2011

Combined Balance Sheets	F–5

Combined Statements of Operations	F–6

Combined Statements of Members’ Equity	F–7

Combined Statements of Cash Flows	F–8

Notes to Combined Financial Statements	F–9

Combined Financial Statements as of December 31, 2011 and for the year ended December 31, 2011

Independent Auditors’ Report	F–12

Combined Balance Sheets	F–13

Combined Statement of Operations	F–14

Combined Statement of Members’ Equity	F–15

Combined Statement of Cash Flows	F–16

Notes to Combined Financial Statements	F–18

(b) Pro Forma Financial Information

CNL Healthcare Trust, Inc.

Unaudited Pro Forma Consolidated Financial Information:

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012	F–25

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2012	F–26

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011	F–27

Notes to Unaudited Pro Forma Consolidated Financial Statements	F–28

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED BALANCE SHEETS

As of June 30, 2012 and December 30, 2011

ASSETS

	(Unaudited) June 30, 2012	Dec. 30, 2011
CURRENT ASSETS
Cash and cash equivalents	$109,266	$495,343
Accounts receivable - residents, less allowance for doubtful accounts of $34,675 at June 30, 2012 and $128,310 at December 30, 2011	43,938	36,865
Prepaid expenses and other current assets	128,594	127,689

Total current assets	281,798	659,897

PROPERTY AND EQUIPMENT
Construction in progress	—	18,262
Land	198,400	198,400
Buildings and improvements	8,316,725	8,305,449
Furniture and office equipment	558,978	553,266
Leasehold improvements	201,949	181,722

Total, at cost	9,276,052	9,257,099
Less accumulated depreciation	1,219,648	1,067,256

Total property and equipment	8,056,404	8,189,843

OTHER ASSETS
Intangibles, less accumulated amortization of $205,507 at June 30, 2012 and $184,804 at December 31, 2011	27,515	48,218

TOTAL ASSETS	$8,365,717	$8,897,958

LIABILITIES AND MEMBERS’ EQUITY

	(Unaudited) June 30, 2012	Dec. 30, 2011

Accounts payable	$12,008	$96,628
Related party payable	—	24,672
Current maturities of long-term debt	140,428	278,483
Accrued expenses	389,876	366,508

Total current liabilities	542,312	766,291

LONG-TERM LIABILITIES, LESS CURRENT MATURITIES ABOVE	6,339,300	6,339,300

Total liabilities	6,881,612	7,105,591

MEMBERS’ EQUITY	1,484,105	1,792,367

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$8,365,717	$8,897,958

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 and 2011 (Unaudited)

	2012	2011
OPERATING REVENUES:
Resident service revenues, net of concessions of $80,561 and $11,149 for the six months ended June 30, 2012 and 2011, respectively	$2,174,916	$1,308,078
Other income	80,449	55,519

Total operating revenues	2,255,365	1,363,597

OPERATING EXPENSES
Labor	885,825	496,122
Property taxes and rent	296,010	105,337
Depreciation and amortization	173,095	153,536
Profesional services	173,405	106,058
Utilities	129,456	90,014
Management fees	89,013	53,240
Marketing	38,882	31,077
Maintenance	50,396	32,601
Recovery of bad debts	(30,002)	—
Insurance	25,434	18,029
Employee benefits	28,731	12,740
Office	16,929	10,285
Miscellaneous	24,724	10,296

Total operating expenses	1,901,898	1,119,335

INCOME FROM OPERATIONS	353,467	244,262

OTHER EXPENSE:
Interest expense	160,729	215,090

NET INCOME	$192,738	$29,172

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED STATEMENTS OF MEMBERS’ EQUITY

For the Period Ended June 30, 2012 (Unaudited)

	Vinton, IA Assisted Living Facility, L.L.C.	Webster City, IA Assisted Living Facility, L.L.C.	Nevada, IA Assisted Living Facility, LLC.	Total

BALANCE, DECEMBER 31, 2011	$530,177	$863,801	$398,389	$1,792,367

Net income	156,749	4,737	31,252	192,738

Distributions	(170,000)	(174,000)	(157,000)	(501,000)

BALANCE, JUNE 30, 2012	$516,926	$694,538	$272,641	$1,484,105

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED STATEMENTS OF CASH FLOWS

For the Six Months Ended June 30, 2012 and 2011 (Unaudited)

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$192,738	$29,172
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	173,095	153,536
Reimbursements on construction in progress	18,262	1,315,750
Recovery of bad debts	(30,002)	—
Effects of changes in operating assets and liabilities:
Trade receivables	22,929	(930,691)
Prepaid expenses and other current assets	(905)	(48,745)
Accounts payable and accrued expenses	(67,976)	(234,214)
Related party payable	(24,672)	(982,402)

Net cash provided by (used in) operating activities	283,469	(697,594)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of start up costs	—	(9,144)
Purchase of property and equipment	(30,491)	—

Net cash used in investing activities	(30,491)	(9,144)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in bank overdrafts	—	(321,061)
Proceeds from long-term debt	—	1,197,977
Payments on long-term debt	(138,055)	(170,178)
Distributions	(501,000)	—

Net cash provided by (used in) financing activities	(639,055)	706,738

NET DECREASE IN CASH AND CASH EQUIVALENTS	(386,077)	—

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	495,343	—

CASH AND CASH EQUIVALENTS, END OF YEAR	$109,266	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash payments for interest	$160,729	$116,961

SUPPLEMENTAL DISCLOSURE OF NONCASH OPERATING INVESTING AND FINANCING ACTIVITIES
Refinancing of long-term debt	$—	$2,802,023
Non cash purchase of property and equipment	6,724	—

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 AND FOR THE SIX MONTHS ENDED

JUNE 30, 2012 AND 2011 (UNAUDITED)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Presentation

Our accompanying unaudited combined financial statements include all normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the six months ended June 30, 2012 and 2011. Certain information and disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These combined financial statements should be read together with our audited combined financial statements and notes thereto for the year ended December 30, 2011 included in this Form 8-K/A. Operating results for the six months ended June 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 29, 2012.

Vinton, IA Assisted Living Facility, L.L.C. (Vinton) was organized on April, 15, 2006 in the state of Iowa.

Webster City, IA Assisted Living Facility, L.L.C. (Webster City) was organized on June 18, 2007 in the state of Iowa.

Nevada, IA Assisted Living Facility, LLC (Nevada) was organized on June 15, 2010 in the state of Iowa.

The above listed companies (the Facilities) are owned by GCI Development, L.L.C., a wholly owned subsidiary of Green Companies, Inc. (the Company).

The Facilities, individually, own and operate a facility designed for the care of seniors and people with Alzheimer’s disease and related dementias. The Vinton facility has 28 assisted living apartments and 8 memory care suites in Vinton, Iowa. The Webster City facility has 36 assisted living apartments and 10 memory care suites in Webster City, Iowa. The Nevada facility has 30 assisted living apartments and 10 memory care suites in Nevada, Iowa.

In August 2012, the Facilities were restructured with CHT Partners, LP acquiring a 75% ownership interest and GCI Development, L.L.C.’s combined interest changing to 25% (the “2012 Recapitalization”), (see Note 4).

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 AND FOR THE SIX MONTHS ENDED

JUNE 30, 2012 AND 2011 (UNAUDITED)

NOTE 2 - OPERATING LEASE COMMITMENTS

The facilities lease equipment and vehicles under noncancelable operating leases expiring in various years through 2017. Future minimum lease payments under these leases are as follows:

2012	$20,767
2013	42,008
2014	38,701
2015	33,362
2016	23,148
Thereafter	3,816

Total	$161,802

Total equipment and vehicle rental expense for the six months ended June 30, 2012 was $23,750.

NOTE 3 - DEBT

The following is a summary of long-term debt at June 30, 2012 and December 30, 2011:

	June 30, 2012	Dec. 30, 2011

Note payable to Bankers Trust, requiring monthly installments of $24,347 through May 2013, with remaining balance due June 2013, including interest at 5.3%, collateralized by Vinton assisted living building and future income.	$2,621,280	$2,695,569

Note payable to Bankers Trust, requiring monthly installments of $25,450 through June 2014, including interest of 4.5%, collateralized by Webster City assisted living building.	3,858,448	3,922,214

	6,479,728	6,617,783
Less current portion	140,428	278,483

Long-term portion	$6,339,300	$6,339,300

The note payable agreements contain loan covenants. In August 2012, the notes payable were refinanced in conjunction with the 2012 recapitalization as described in Note 4 at which time the maturity of the notes was extended to August 2013.

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 AND FOR THE SIX MONTHS ENDED

JUNE 30, 2012 AND 2011 (UNAUDITED)

NOTE 4 - SUBSEQUENT EVENTS

On August 31, 2012, the facilities were restructured with CNL Healthcare Trust, Inc. (CNL), through their wholly owned subsidiary, CHT Partners LP, acquiring a 75% partnership interest. The Facilities contributed their fixed assets and related debt in exchange for cash and a 25% ownership in the partnership. In conjunction with the transaction, the existing debt was repaid and the joint venture obtained new debt of $12,380,000. The note bears interest at the Adjusted Base Rate or the Adjusted LIBOR rate with principal and interest due at maturity. This loan is secured by the Facilities and matures the earlier of August 2013 or the date upon which permanent financing is obtained. CNL and the Company provided guarantees in proportion to their ownership percentage.

In connection with the transaction, CNL contributed $4,786,500 and GCI Development, L.L.C. retained interest valued at $1,595,500. New management agreements were executed with a different management company.

Management evaluated subsequent events through <<DATE PENDING>>, the date the combined financial statements were available to be issued. Events or transactions occurring after June 30, 2012, but prior to <<DATE PENDING>>, that provided additional evidence about conditions that existed at June 30, 2012, have been recognized in the combined financial statements for the six months ended June 30, 2012. Events or transactions that provided evidence about conditions that did not exist at June 30, 2012 but arose before the combined financial statements were available to be issued have not been recognized in the combined financial statements for the year ended June 30, 2012.

This information is an integral part of the combined financial statements.

CliftonLarsonAllen LLP www.cliftonlarsonallen.com
Independent Auditors’ Report

Vinton, IA Assisted Living Facility, L.L.C.

Webster City, IA Assisted Living Facility, L.L.C.

Nevada, IA Assisted Living Facility, LLC

Iowa

We have audited the accompanying combined balance sheet of Vinton, IA Assisted Living Facility, L.L.C., Webster City, IA Assisted Living Facility, L.L.C., and Nevada, IA Assisted Living Facility, LLC., (the Facilities) as of December 30, 2011, and the related combined statements of operations, members’ equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Facilities’ management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Facilities as of December 30, 2011, and the combined results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

A

Cedar Rapids, Iowa

October 17, 2012

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED BALANCE SHEET

December 30, 2011

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$495,343
Accounts receivable - residents, less allowance for doubtful accounts of $128,310	36,865
Prepaid expenses and other current assets	127,689

Total current assets	659,897

PROPERTY AND EQUIPMENT
Construction in progress	18,262
Land	198,400
Buildings	8,305,449
Furniture and office equipment	553,266
Leasehold improvements	181,722

Total, at cost	9,257,099
Less accumulated depreciation	1,067,256

Total property and equipment	8,189,843

OTHER ASSETS
Intangibles, less accumulated amortization of $184,804	48,218

TOTAL ASSETS	$8,897,958

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$96,628
Related party payable	24,672
Current maturities of long-term debt	278,483
Accrued expenses	366,508

Total current liabilities	766,291

LONG-TERM DEBT, less current maturities above	6,339,300

Total liabilities	7,105,591

MEMBERS’ EQUITY	1,792,367

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$8,897,958

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED STATEMENT OF OPERATIONS

December 30, 2011

OPERATING REVENUES:
Resident service revenues, net of concessions of $39,160 at December 30, 2011	$3,235,081
Other income	165,703

Total operating revenues	3,400,784

OPERATING EXPENSES
Labor	1,305,582
Property taxes and rent	389,211
Depreciation and amortization	316,491
Profesional services	262,206
Utilities	195,269
Management fees	173,143
Marketing	157,746
Maintenance	97,584
Bad debt expense	69,402
Insurance	40,820
Employee benefits	32,528
Office	25,588
Miscellaneous	42,267

Total operating expenses	3,107,837

INCOME FROM OPERATIONS	292,947

OTHER EXPENSE:
Interest expense	(477,927)
Loan termination fee	(191,464)

NET LOSS	$(376,444)

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED STATEMENT OF MEMBERS’ EQUITY

Year Ended December 30, 2011

	Vinton Assisted Living Facility, L.L.C.	Webster City Assisted Living Facility, L.L.C.	Nevada Assisted Living Facility, LLC	Total

BALANCE, JANUARY 1, 2011	$(286,726)	$(698,809)	$—	$(985,535)

Net income (loss)	160,299	(302,069)	(234,674)	(376,444)

Contributions	864,604	1,979,179	3,901,063	6,744,846

Distributions	(208,000)	(114,500)	(3,268,000)	(3,590,500)

BALANCE, DECEMBER 30, 2011	$530,177	$863,801	$398,389	$1,792,367

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED STATEMENT OF CASH FLOWS

Year Ended December 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(376,444)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	316,491
Reimbursements on construction in progress	1,861,284
Write off of bad debts	69,402
Effects of changes in operating assets and liabilities:
Accounts receivable - residents	(33,000)
Prepaid expenses and other current assets	(116,112)
Accounts payable and accrued expenses	152,664
Related party payable	24,672

Net cash provided by operating activities	1,898,957

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,212,189)

Net cash used in investing activities	(1,212,189)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in bank overdrafts	(418,407)
Proceeds from long-term debt	1,197,977
Payments on long-term debt	(319,043)
Contributions	2,938,548
Distributions	(3,590,500)

Net cash used in financing activities	(191,425)

NET DECREASE IN CASH AND CASH EQUIVALENTS	495,343

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	—

CASH AND CASH EQUIVALENTS, END OF YEAR	$495,343

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for interest	$480,905

SUPPLEMENTAL DISCLOSURE OF NONCASH OPERATING, INVESTING AND FINANCING ACTIVITIES
Refinancing of long-term debt	$2,802,023
Note payables to a related party was forgiven and the amount was recharacterized as a capital contribution	3,806,298

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

COMBINED STATEMENT OF CASH FLOWS-CONTINUED

Year Ended December 30, 2011

NET DECREASE IN CASH AND CASH EQUIVALENTS	495,343

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	—

CASH AND CASH EQUIVALENTS, END OF YEAR	$495,343

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for interest	$480,905

SUPPLEMENTAL DISCLOSURE OF NONCASH OPERATING, INVESTING AND FINANCING ACTIVITIES
Refinancing of long-term debt	2,802,023
Note payables to a related party was forgiven and the amount was recharacterized as a capital contribution	3,806,298

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

December 30, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations

Vinton, IA Assisted Living Facility, L.L.C. (Vinton) was organized on April, 15, 2006 in the state of Iowa.

Webster City, IA Assisted Living Facility, L.L.C. (Webster City) was organized on June 18, 2007 in the state of Iowa.

Nevada, IA Assisted Living Facility, LLC (Nevada) was organized on June 15, 2010 in the state of Iowa.

The above listed companies (the Facilities) are owned by GCI Development, L.L.C., a wholly owned subsidiary of Green Companies, Inc. (the Company).

The Facilities, individually, own and operate a facility designed for the care of seniors and people with Alzheimer’s disease and related dementias. The Vinton facility has 28 assisted living apartments and 8 memory care suites in Vinton, Iowa. The Webster City facility has 36 assisted living apartments and 10 memory care suites in Webster City, Iowa. The Nevada facility has 30 assisted living apartments and 10 memory care suites in Nevada, Iowa. The Company’s fiscal year ends on the Friday nearest December 31. Accordingly, the accounting periods consist of 52 weeks, except for a periodic adjustment which involves a fiscal year of 53 weeks. The year ended December 30, 2011 consisted of 52 weeks.

In August 2012, the Facilities were restructured with CHT Partners LP, acquiring a 75% ownership interest and the Company’s combined interest changing to 25% (the “2012 Recapitalization”), (see Note 7).

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Resident Services Revenue

Resident service revenues include room charges and ancillary services to residents. Revenue is recorded at established billing rates net of contractual adjustments resulting from agreements with third party payors. Room and board income is recognized as they become due. Amounts received in advance are deferred until earned and are recorded as prepaid resident fees.

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

December 30, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Third Party Reimbursement Agreements

The Vinton and Webster City facilities participate in the Iowa Elderly Waiver Program. Services received by residents through the Elderly Waiver program are paid for by Medicaid dollars and is administered by the Iowa Department of Human Services (DHS).

Cash and Cash Equivalents

The Company deposits their temporary cash investments with financial institutions. At times such investments may be in excess of the FDIC insurance limit.

Accounts Receivable - Residents

Room and board receivables are uncollateralized resident obligations which are due by the fifth day of the month. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of amounts that will not be collected. The allowance for doubtful accounts is based on management’s assessment of the collectability of specific resident accounts and the aging of the accounts receivable. All accounts or portions thereof deemed to be uncollectible or that will require excessive collection efforts are written off to the allowance for doubtful accounts.

Property and Equipment

Property and equipment are recorded at cost and depreciated over their estimated useful lives using the straight-line method. The estimated useful lives of property and equipment are as follows:

Building and Improvements	10-40 Years
Furniture and Equipment	5-10 Years

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of carrying amount or the fair value of the assets. Assets to be disposed of are reported at the lower of carrying amount or the fair value less costs to sell. No impairment losses were recorded for the year ended December 30, 2011.

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

December 30, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company files consolidated income tax returns in the U.S. federal jurisdiction and seventeen states. The consolidated income tax return includes GCI Development, L.L.C. and the related assisted living facilities including Vinton, IA Assisted Living Facility, L.L.C., Webster City, IA Assisted Living Facility, L.L.C., and Nevada, IA Assisted Living Facility, LLC.

The Company is no longer subject to U.S. federal or state income tax examinations by tax authorities for the years ended before 2008. The Company has determined that it is not required to record a liability related to uncertain tax positions for the year ended December 30, 2011.

NOTE 2 - OPERATING LEASE COMMITMENTS

The facilities lease equipment and vehicles under noncancelable operating leases expiring in various years through 2017. Future minimum lease payments under these leases are as follows:

2012	$44,517
2013	42,008
2014	38,701
2015	33,362
2016	23,148
Thereafter	3,816

Total	$185,552

Total equipment and vehicle rental expense for the year ended December 30, 2011 was $31,901.

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

December 30, 2011

NOTE 3 - DEBT

The following is a summary of long-term debt at December 30, 2011:

Note payable to Bankers Trust, requiring monthly installments of $24,347 through May 2013, with remaining balance due June 2013, including interest at 5.3%, collateralized by Vinton assisted living building and future income.	$2,695,569

Note payable to Bankers Trust, requiring monthly installments of $25,450 through June 2014, including interest of 4.5%, collateralized by Webster City assisted living building.	3,922,214

6,617,783
Less current portion	278,483

Long-term portion	$6,339,300

The note payable agreements contain loan covenants. In August 2012, the notes payable were refinanced in conjunction with the 2012 Recapitalization as described in Note 7 at which time the maturity of the notes was extended to August 2013.

NOTE 4 - MANAGEMENT AGREEMENT

The Facilities entered into agreements with Senior Housing Management Inc., to act as its agent and property manager. Management fees are equal to 12% of net operating income, with a minimum charge of $3,000 per month. The agreements expire on December 31, 2012. There is an early termination fee of $7,500 for each facility (Note 7).

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The health care industry is subject to numerous laws and regulations of federal, state, and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, and government health care program participation requirements, reimbursement for patient services, and Medicare and Medicaid fraud and abuse. Recently, government activity has increased with respect to investigations and allegations concerning possible violations of fraud and abuse statutes and regulations by health care providers. Violations of these laws and regulations could result in expulsion from government health care programs together with the imposition of significant fines and penalties, as well as significant repayments for patient services previously billed.

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

December 30, 2011

NOTE 6 - RELATED PARTY TRANSACTIONS

Green Companies, Inc. owns 100% of GCI Development, L.L.C. GCI Development, L.L.C owns 100% of Vinton, IA Assisted Living Facility, L.L.C., Webster City, IA Assisted Living Facility, L.L.C. and Nevada, IA Assisted Living Facility, LLC. Green Companies, Inc. also owns 100% of HR Green.

Each of the facilities entered into contracts with HR Green for HR Green to provide professional services to the facilities in the form of engineering, architectural and construction management. In 2011, related party transactions with these facilities are summarized below.

For the year ended December 30, 2011, related party transactions are as follows:

Professional Fees to HR Green from the Webster City facility	$185,000
Professional Fees to HR Green from the Nevada facility	$366,224

As of December 30, 2011, the Webster City facility had a related party payable to HR Green for $24,672.

In 2011, the Company forgave all previous intercompany transactions. Previously, an intercompany due to/from account was used to track funds dispersed between the Company and the Facilities. In 2011, an adjustment was made to show intercompany transactions as changes to equity. All cumulative intercompany transactions were reclassified in members’ equity. The combined cumulative total of this account is reflected below:

Capital stock owned by Green Companies, Inc.	$452,000
Additional paid in capital from Green Companies, Inc.	6,292,846
Distributions to Green Companies, Inc.	(3,590,500)

Total	$3,154,346

NOTE 7 - SUBSEQUENT EVENTS

On August 31, 2012, the facilities were restructured with CNL Healthcare Trust, Inc. (CNL), through their wholly owned subsidiary, CHT Partners LP, acquiring a 75% partnership interest. The Facilities contributed their fixed assets and related debt in exchange for cash and a 25% ownership in the partnership. In conjunction with the transaction, the existing debt was repaid and the joint venture obtained new debt of $12,380,000. The note bears interest at the Adjusted Base Rate or the Adjusted LIBOR rate with principal and interest due at maturity. This loan is secured by the Facilities and matures the earlier of August 2013 or the date upon which permanent financing is obtained. CNL and the Company provided guarantees in proportion to their ownership percentage.

VINTON, IA ASSISTED LIVING FACILITY, L.L.C.

WEBSTER CITY, IA ASSISTED LIVING FACILITY, L.L.C.

NEVADA, IA ASSISTED LIVING FACILITY, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

December 30, 2011

NOTE 7 - SUBSEQUENT EVENTS (CONTINUED)

In connection with the transaction, CNL contributed $4,432,708 and GCI Development, L.L.C. retained interest valued at $1,595,500. New management agreements were executed with a different management company.

Management evaluated subsequent events through October 17, 2012, the date the combined financial statements were available to be issued. Events or transactions occurring after December 30, 2011, but prior to October 17, 2012, that provided additional evidence about conditions that existed at December 30, 2011, have been recognized in the combined financial statements for the year ended December 30, 2011. Events or transactions that provided evidence about conditions that did not exist at December 30, 2011 but arose before the financial statements were available to be issued have not been recognized in the combined financial statements for the year ended December 30, 2011.

This information is an integral part of the combined financial statements.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regards to certain real estate acquisitions and financing transitions, as applicable.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet of CNL Healthcare Trust, Inc. and its Subsidiaries (collectively, the “Company”) is presented as if the Company’s investment in three senior housing facilities in August 2012 as described in Note 2, had occurred as of June 30, 2012.

The accompanying Unaudited Pro Forma Consolidated Statement of Operations of the Company is presented for the six months ended June 30, 2012 and the year ended December 31, 2011 (the “Pro Forma Periods”), and includes certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions described in Note 2 as if they had occurred as of January 1, 2011.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-K for the year ended December 31, 2011 and the Company’s financial statements as filed on Form 10-Q for the quarter ended June 30, 2012.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2012

	CNL Healthcare Trust, Inc. Historical	Pro Forma Adjustments		CNL Healthcare Trust, Inc. Pro Forma
ASSETS

Real estate investment properties, net	$81,573,932	$—		$81,573,932
Investments in unconsolidated entity	56,142,185	4,949,423	(a)	61,091,608
Cash	13,082,283	(4,949,423	)(b)	7,663,696
		(469,164	)(b)
Intangibles, net	1,633,989	—		1,633,989
Loan costs, net	1,687,910	—		1,687,910
Prepaid and other assets	542,824	—		542,824
Due from affiliates	131,360	—		131,360
Restricted cash	39,400	—		39,400

Total Assets	$154,833,883	$(469,164)		$154,364,719

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgages and other notes payable	$89,878,000	$—		$89,878,000
Accounts payable and accrued expenses	2,620,623	—		2,620,623
Due to related parties	514,983	—		514,983
Other liabilities	56,815	—		56,815

Total Liabilities	93,070,421	—		93,070,421

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value per share 200,000,000 shares authorized and unissued	—	—		—
Excess shares, $.01 par value per share 300,000,000 shares authorized and unissued	—	—		—
Common stock, $0.01 par value per share 1,120,000,000 shares authorized at June 30, 2012 8,317,844 shares issued and 8,316,795 outstanding	83,168	—		83,168
Capital in excess of par value	70,149,094	—		70,149,094
Accumulated loss	(7,652,445)	(469,164	)(b)	(8,121,609)
Accumulated distributions	(816,355)	—		(816,355)

Total Stockholders Equity	61,763,462	(469,164)		61,294,298

Total Liabilities and Stockholders’ Equity	$154,833,883	$(469,164)		$154,364,719

See accompanying notes to unaudited pro forma consolidated financial statements.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012

	CNL Healthcare Trust, Inc. Historical	CHT GCI Partners Pro Forma Adjustments		CHTSun IV Pro Forma Adjustments		Primrose Communities Pro Forma Adjustments		CNL Healthcare Trust, Inc. Pro Forma

Revenues:
Rental income from operating leases	$2,863,982	$—		$—		$980,966	(a)	$3,844,948

Total revenues	2,863,982	—		—		980,966		3,844,948

Expenses:
Acquisition fees and expenses	4,328,643	—		(2,353,458	)(e)	(1,874,530	)(e)	100,655
General and administrative	1,059,400	—						1,059,400
Asset management fees	280,167	70,363	(b)	621,825	(b)	140,083	(b)	1,112,438
Property management fees	49,515	22,554	(c)	128,373	(c)	16,759	(c)	217,201
Depreciation and amortization	842,079	—		—		420,949	(d)	1,263,028

Total expenses	6,559,804	92,917		(1,603,260)		(1,296,739)		3,752,722

Operating income (loss)	(3,695,822)	(92,917)		1,603,260		2,277,705		92,226

Other income (expense):
Interest and other income (expense)	5,346	—		—		—		5,346
Interest expense and loan cost amortization	(1,428,761)	—		(2,832,888	)(f)	(582,232	)(f)	(4,843,881)
Equity in earnings (loss) of unconsolidated entities	(773,628)	(386,786	)(g)	2,659,509	(g)	—		1,499,095

Total other expense	(2,197,043)	(386,786)		(173,379)		(582,232)		(3,339,440)

Net income (loss)	$(5,892,865)	$(479,703)		$1,429,881		$1,695,473		$(3,247,214)

Loss per share of common stock (basic and diluted)	$(1.33)							$(0.57)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 5 (h))	4,428,705							5,683,364

See accompanying notes to unaudited pro forma consolidated financial statements.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	CNL Healthcare Trust, Inc. Historical	CHT GCI Partners Pro Forma Adjustments		CHTSun IV Pro Forma Adjustments		Primrose Communities Pro Forma Adjustments		CNL Healthcare Trust, Inc. Pro Forma

Revenues:
Rental income from operating leases	$—	$—		$—		$7,692,372	(a)	$7,692,372

Total revenues	—	—		—		7,692,372		7,692,372

Expenses:
Acquisition fees and expenses	892,313	—		—		(21,195	)(e)	871,118
General and administrative	869,091	—		—		—		869,091
Asset management fees	—	140,726	(b)	1,243,649	(b)	840,500	(b)	2,224,875
Property management fees	—	34,008	(c)	235,060	(c)	132,548	(c)	401,616
Depreciation and amortization	—	—		—		2,522,344	(d)	2,522,344

Total expenses	1,761,404	174,734		1,478,709		3,474,197		6,889,044

Operating income (loss)	(1,761,404)	(174,734)		(1,478,709)		4,218,175		803,328

Other income (expense):
Interest and other income (expense)	1,824	—		—		—		1,824
Interest expense and loan cost amortization	—	—		(4,121,304	)(f)	(5,514,428	)(f)	(9,635,732)
Equity in earnings (loss) of unconsolidated entities	—	293,743	(g)	2,561,831	(g)	—		2,855,574

Total other expense	1,824	293,743		(1,559,473)		(5,514,428)		(6,778,334)

Net Income (loss)	$(1,759,580)	$119,009		$(3,038,182)		$(1,296,253)		$(5,975,006)

Loss per share of common stock (basic and diluted)	$(2.09)							$(1.20)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 5 (h))	843,497							4,965,250

See accompanying notes to unaudited pro forma consolidated financial statements.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations of CNL Healthcare Trust, Inc. and its subsidiaries (collectively, the “Company”) are presented as of and for the six months ended June 30, 2012 and the year ended December 31, 2011 (the “Pro Forma Periods”), and includes certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions, described in Note 2, as if they had occurred as of January 1, 2011. The amounts included in the historical columns represent the Company’s historical operating results for the respective Pro Forma Periods presented.

The accompanying Unaudited Pro Forma Consolidated Financial Statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results if the transactions reflected herein had occurred on January 1, 2011 or been in effect during the Pro Forma Periods. In addition, this pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

On August 31, 2012, the Company acquired a 75% membership interest in three senior housing properties through a joint venture, CHT GCI Partners I, LLC (“CHT GCI Partners”), formed by the Company and its co-venture partner, for approximately $4.8 million. The remaining 25% interest is held by the Company’s co-venture partner. The total acquisition price for the three senior housing properties was approximately $18.8 million. CHT GCI Partners I, LLC obtained a $12.4 million bridge loan a portion of which was used to refinance the existing indebtedness encumbering the properties in the portfolio. The non-recourse loan which is collateralized by the properties requires monthly interest-only payments until maturity. The bridge loan bore interest at LIBOR plus 3.75% which was used for the pro forma calculation during the period January 1, 2011 through the date of acquisition.

Under the terms of the venture agreement for CHT GCI Partners, the Company has a 11% preferred return on its capital contributions, which has priority over the Company’s co-venture partners 11% return on their capital contributions and shares control over major decisions with Company’s co-venture partner.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

2.	Pro Forma Transactions (continued)

On June 29, 2012, the Company acquired a 55% membership interest in seven senior housing properties through a joint venture, CHTSUN Partners IV, LLC (“CHTSun IV”), formed by the Company and its co-venture partner, Sunrise Senior Living Investments, Inc. (“Sunrise”), for approximately $56.7 million. The remaining 45% interest is held by Sunrise. The total acquisition price for the seven senior housing properties was approximately $226.1 million. The properties include: Sunrise of Santa Monica – Santa Monica, CA, Sunrise of Connecticut Avenue – Washington DC, Sunrise of Siegen – Baton Rouge, LA, Sunrise of Metairie – Metairie, LA, Sunrise of Gilbert – Gilbert, AZ, Sunrise of Louisville – Louisville, KY and Sunrise of Fountain Square – Lombard, IL (the “Sunrise Communities”). The Sunrise Communities feature 687 living units comprised of 129 independent living units, 374 assisted living units and 184 memory-care units. Sunrise Management will continue to operate and manage the Sunrise Communities pursuant to a long-term management agreement pursuant to which it will be paid a fee of 6% of gross revenues earned by the Sunrise Communities.

CHTSun IV obtained a $125.0 million loan from The Prudential Insurance Company of America (“Prudential”), a portion of which was used to refinance the existing indebtedness encumbering the properties in the portfolio. The non-recourse loan which is collateralized by the properties has a fixed-interest rate of 4.66% on $55.0 million of the principal amount and 5.25% on $70.0 million of the principal amount of the loan.

Under the terms of the venture agreement for CHTSun IV, the Company is entitled to receive a preferred return of 11% on its invested capital for the first seven years and shares control over major decisions with Sunrise. Subject to certain restrictions, Sunrise has the option to acquire 100% of the Company’s interest in the Joint Venture in years one and two and in years four through seven. The calculation of Sunrise’s purchase price is based upon a predetermined formula as provided in the venture agreement.

In connection with the closing of CHTSun IV, the Company entered into a mezzanine loan agreement, providing for a mezzanine loan in the original aggregate principal amount of $40.0 million (the “Mezz Loan”). The Mezz loan has a two-year term and interest on the outstanding principal balance of the Mezz Loan accrues from the date of the Mezz Loan through maturity at (i) a rate of 8% per annum for the first year, and (ii) a rate of 12% per annum for the second year. At maturity, the Company is required to pay the outstanding principal balance, all accrued and unpaid interest thereon, the exit fee and all other amounts due.

The Company accounts for its investment in CHT GCI Partners and CHTSun IV under the equity method of accounting.

On February 16, 2012, the Company acquired five senior housing communities from affiliates of Primrose Retirement Communities, LLC, for a purchase price of approximately $84.1 million, excluding closing costs. The properties include: Primrose Retirement Community of Casper – Casper, WY, Primrose Retirement Community of Grand Island – Grand Island, NE, Sweetwater Retirement Community – Billings, MT, Primrose Retirement Community of Marion – Marion, OH, and Primrose Retirement Community of Mansfield – Mansfield, OH (the “Primrose Communities”).

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

2.	Pro Forma Transactions (continued)

The senior housing communities feature a total of 394 residential units and will continue to be operated by Primrose under triple-net leases, each having an initial term of ten years, and, at the tenant’s discretion, two five-year renewal options. All of the leases are cross-defaulted among themselves. Annual base rent is equal to the properties’ lease basis multiplied by the lease rate. The lease rate is 7.875% in the initial lease year and will escalate thereafter pursuant to the lease agreements. Annual capital reserve income is allocated based on $300 per unit. The leases are accounted for as operating leases; therefore, revenue is recognized as rentals are earned and expenses (including depreciation) are charged to operations as incurred. Scheduled rental payments are recognized on a straight-line basis over the lease term so as to produce constant periodic rent in accordance with GAAP.

The following summarizes the allocation of the purchase price for the Primrose Communities and the estimated fair values of the assets acquired and liabilities assumed:

Land	$4,220,700
Land improvements	1,525,400
Building	75,680,300
Equipment	933,300
In-place lease	1,690,300

Net assets acquired	$84,050,000

In connection with the acquisition of the Primrose Communities, the Company entered into a bridge financing with a lender, providing for a one-year senior facility in the original aggregate principal amount of $71,400,000 (the “Loan”). The Loan initially bore interest at LIBOR plus 6.00% which was used during the period from January 1, 2011 through the date of acquisition.

In connection with the acquisitions of CHTSun IV and Primrose Communities noted above, the Company incurred acquisition fees and costs of approximately $4.2 million.

3.	Related Party Transactions

Pursuant to the Company’s advisory agreement, CNL Healthcare Corp. (the “Advisor”) receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisition of CHTSun IV and the Primrose Communities, the Company incurred approximately $4.2 million in investment services fees payable to the Advisor. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the agreement) of the Company’s properties as of the end of the preceding month.

Pursuant to a master property management agreement, CNL Healthcare Manager Corp. (the “Property Manager”) receives property management fees of 2% of gross revenues for management of the Company’s single tenant properties and an oversight fee equal to 1% of gross revenues for properties managed by a third-party property manager.

4.	Adjustments to Pro Forma Consolidated Balance Sheet

The adjustments to the Pro Forma Consolidated Balance Sheet represent adjustments needed to the Company’s historical results to present as if the acquisitions of CHT GCI Partners, CHTSun IV and Primrose Communities were owned as of January 1, 2011.

(a)	Represents the Company’s equity contribution in the CHT GCI Partners.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

5.	Adjustments to Pro Forma Consolidated Statements of Operations

(b)	Represents cash used to fund the equity contribution in CHT GCI Partners and cash paid for acquisition fees and other expenses incurred subsequent to June 30, 2012 in connection with the formation of CHT GCI Partners.

The adjustments to the Pro Forma Consolidated Statements of Operations represent adjustments needed to the Company’s historical results to present the Company’s results of operations as if CHT GCI Partners, CHTSun IV and the Primrose Communities had been owned for the full Pro Forma Periods.

(a)	Represents rental income on a straight-line basis generated from the leases for the Primrose Communities for the Pro Forma Periods.

(b)	Represents asset management fees for the Pro Forma Periods due to the Advisor in connection with the ownership of CHT GCI Partners, CHTSun IV and the Primrose Communities as described in Note 3.

(c)	Represents property management fees due to the property manager in connection with the management of CHT GCI Partners, CHTSun IV and the Primrose Communities as described in Note 3 for the Pro Forma Periods.

(d)	Represents depreciation and amortization expense computed using the straight-line method for the Primrose Communities over the estimated useful lives of the related assets for the Pro Forma Periods as follows:

	Estimated Useful Life	Six months ended June 30, 2012	Year ended December 31, 2011
Land	Not applicable	$—	$—

Land improvements	15 years	50,848	101,693

Building	39 years	970,260	1,940,521

Equipment	3 years	155,552	311,100

In-place lease	10 years	84,516	169,030

		1,261,176	2,522,344
Less depreciation and amortization expense recorded in historical financial statements		(840,227)	—

		$420,949	$2,522,344

(e)	Represents the reversal of historical acquisition fees and expenses, including investment services fees to the Company’s Advisor, incurred and accrued during the six months ended June 30, 2012 and year ended December 31, 2011 related to the acquisitions of CHTSun IV and the Primrose Communities that are nonrecurring charges directly related to the pro forma transactions.

(f)	Represents interest expense and amortization of loan costs relating to the financings as if the loans had been in place for the Pro Forma Periods.

(g)	The pro forma adjustment summarized below represents the Company’s equity in earnings generated from its unconsolidated interests in CHT GCI Partners and CHTSun IV, as described above, allocated between the Company and its partners. The following estimated operating results of the properties owned by CHT GCI Partners and CHTSun IV and equity in earnings (loss) of the Company are presented as if the investments had been made on January 1, 2011. These amounts were derived from the historical operating results of CHT GCI Partners and CHTSun IV for the periods presented and include the impact of the following pro forma adjustments:

•	In connection with the formation of the ventures, new management agreements were executed. Property operating expenses have been adjusted to reflect the impact of the new management agreements.

CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

5.	Adjustments to Pro Forma Consolidated Statements of Operations (continued)

•

The formation of the ventures resulted in a new basis of accounting for the related assets. Depreciation and amortization has been adjusted to reflect the impact of this allocation on the carrying values of land, building and equipment.

•

As part of their formation transactions, the ventures entered into new financing arrangements. Interest expense and loan cost amortization has been adjusted to reflect the terms associated with the new financing arrangements.

	Six months ended June 30, 2012		Year ended December 31, 2011
	CHT GCI Partners	CHTSun IV	CHT GCI Partners	CHTSun IV

Revenues	$2,255,365	$23,331,551	$3,400,784	$42,721,812

Property operating expenses	(1,752,558)	(17,104,480)	(2,788,242)	(30,623,342)

Depreciation and amortization expense	(578,631)	(3,020,904)	(1,157,261)	(6,041,808)
Interest expense and loan cost amortization	(310,962)	(3,251,353)	(619,882)	(6,502,706)

Interest and other income	—	935,623	(191,464)	11

Net income (loss)	$(386,786)	$890,437	$(1,356,065)	$(446,033)

Income (loss) allocable to venture partners on a pro forma basis	$—	$(995,444)	$(1,649,808)	$(3,007,864)

Income (loss) allocable to the Company on a pro forma basis	$(386,786)	$1,885,881	$293,743	$2,561,831
Less equity in earnings (loss) of unconsolidated entity recorded in historical financial statements	—	(773,628)	—	—

	$(386,786)	$2,659,509	$293,743	$2,561,831

(h)	For purposes of determining the weighted average number of shares of common stock outstanding, stock distributions are treated as if they were issued at the beginning of the periods presented.

As a result of CHTSun IV and the Primrose Communities being treated in the Pro Forma Consolidated Statement of Operations as operational since January 1, 2011, the Company assumed that the 1,357,572 shares issued during 2011 and an additional 2,913,267 shares of common stock were sold in its Offering, and the net proceeds were available for the purchase of CHTSun IV and the Primrose Communities as of January 1, 2011. Consequently, the weighted average numbers of shares outstanding for the Pro Forma Periods were adjusted to reflect this amount of shares as being issued on January 1, 2011 instead of the actual dates issued, and were treated as outstanding for the full Pro Forma Periods. Pro forma earnings per share were calculated based on the weighted average number of shares of common stock outstanding, as adjusted.